UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2023

Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597	47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Vista Way, Anoka, MN (Address of principal executive offices)	55303 (Zip Code)

Registrant’s telephone number, including area code: (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On July 25, 2023, the Board of Directors (the “Board”) of Vista Outdoor Inc. (the “Company”) approved for Andrew Keegan, the Chief Financial Officer (Interim) of the Company, certain compensatory changes in connection with his appointment as Chief Financial Officer of the Sporting Products company following the Spin-Off, as described in more detail below.  In connection with such changes, the Company entered into a new compensatory arrangement with Mr. Keegan on July 26, 2023 (the “Compensation Letter”).  Pursuant to the Compensation Letter, Mr. Keegan will receive a base salary of $470,000, effective July 25, 2023, a target incentive equal to 70% of his base salary (maximum 200%) under the Company’s Annual Incentive Plan for Fiscal Year 2024, and a long-term incentive (“LTI”) award under the Company’s 2020 Stock Incentive Plan equal to $1,055,000, of which $881,750 will be in the form of an incremental one-time grant of restricted stock units that will vest in equal installments on the first three anniversaries of the grant date, provided that Mr. Keegan is employed by the Company as of the applicable vesting date.

The foregoing description of the Compensation Letter does not purport to be complete and is qualified in its entirety by reference to the Compensation Letter filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

On July 28, 2023, in connection with the Company’s previously announced plan to separate the Sporting Products segment of the Company (“Sporting Products”) and the Outdoor Products segment of the Company into two independent, publicly traded companies (the “Spin-Off”), the Company issued a press release announcing the appointment of Mr. Keegan as the Chief Financial Officer of Sporting Products and the appointment of Jeffrey Ehrich as the General Counsel and Corporate Secretary of Sporting Products, in each case effective as of the consummation of the Spin-Off. Mr. Ehrich currently serves as the General Counsel and Corporate Secretary (Interim) of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Compensation Letter, dated as of July 26, 2023, by and between Vista Outdoor Inc. and Andrew Keegan

99.1	Press Release, dated July 28, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

By:	/s/ Jeffrey Ehrich
Name: Jeffrey Ehrich
Title: General Counsel & Corporate Secretary (Interim)

Date:  July 28, 2023